Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Brokerage and Investment Management Portfolio

May 31, 2021

BRO-QTLY-0721
1.802157.117

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Banks - 0.5%
Diversified Banks - 0.5%
Wells Fargo & Co.	59,700	$2,789,184
Capital Markets - 95.7%
Asset Management & Custody Banks - 38.8%
Affiliated Managers Group, Inc.	14,000	2,296,000
AllianceBernstein Holding LP	27,000	1,215,810
Ameriprise Financial, Inc.	103,500	26,893,440
Apollo Global Management LLC Class A (a)	335,600	19,243,304
Ares Management Corp.	236,400	13,044,552
Artisan Partners Asset Management, Inc.	35,800	1,828,664
Bank of New York Mellon Corp.	511,300	26,628,504
BlackRock, Inc. Class A	49,800	43,676,592
Carlyle Group LP	99,200	4,329,088
Cohen & Steers, Inc.	11,328	828,417
Franklin Resources, Inc.	136,600	4,673,086
Invesco Ltd.	20,000	570,600
KKR & Co. LP	224,800	12,519,112
Northern Trust Corp.	72,200	8,749,918
Patria Investments Ltd.	226,872	3,836,406
State Street Corp.	134,800	11,724,904
T. Rowe Price Group, Inc.	116,900	22,368,815
The Blackstone Group LP	125,100	11,593,017
		216,020,229
Financial Exchanges & Data - 28.1%
Cboe Global Markets, Inc.	68,838	7,661,669
CME Group, Inc.	88,900	19,447,764
Coinbase Global, Inc. (a)(b)	5,400	1,277,316
Intercontinental Exchange, Inc.	251,400	28,378,032
MarketAxess Holdings, Inc.	16,900	7,884,526
Moody's Corp.	49,100	16,465,685
MSCI, Inc.	46,100	21,580,793
NASDAQ, Inc.	132,100	22,121,466
Open Lending Corp. (b)	67,800	2,615,724
S&P Global, Inc.	75,800	28,763,826
		156,196,801
Investment Banking & Brokerage - 28.8%
BGC Partners, Inc. Class A	411,600	2,428,440
Charles Schwab Corp.	565,561	41,766,680
Goldman Sachs Group, Inc.	47,000	17,484,940
Interactive Brokers Group, Inc.	6,800	457,368
LPL Financial	192,600	28,481,688
Moelis & Co. Class A	56,400	3,028,116
Morgan Stanley	486,716	44,266,819
PJT Partners, Inc.	85,812	6,248,830
Raymond James Financial, Inc.	80,700	10,700,013
Virtu Financial, Inc. Class A (a)	169,900	5,173,455
		160,036,349

TOTAL CAPITAL MARKETS		532,253,379

TOTAL COMMON STOCKS
(Cost $287,036,259)		535,042,563

Money Market Funds - 8.0%
Fidelity Cash Central Fund 0.03% (c)	21,904,227	21,908,608
Fidelity Securities Lending Cash Central Fund 0.03% (c)(d)	22,970,228	22,972,525
TOTAL MONEY MARKET FUNDS
(Cost $44,881,133)		44,881,133
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $331,917,392)		579,923,696
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(23,565,540)
NET ASSETS - 100%		$556,358,156

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,002
Fidelity Securities Lending Cash Central Fund	608
Total	$2,610

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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